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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                AMENDMENT NO. 1

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

        The Parkstone Group of Funds - - SEC File Nos. 33-13283 811-5105
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                (Name of Registrant as Specified In Its Charter)


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                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ]      Fee paid previously with preliminary materials:




[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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                           VOTE THIS PROXY CARD TODAY!
                                                -----


                          THE PARKSTONE GROUP OF FUNDS
                              3435 STELZER ROAD
                             COLUMBUS, OHIO 43219

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PARKSTONE GROUP OF FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE
BELOW-REFERENCED FUND OF THE TRUST TO BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219.

           Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE                            SPECIAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Charles L. Booth and Bryan C. Haft and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED JULY 15, 1998.

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)

                                   Please sign above exactly as name(s)
                                   appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                   DATE: ________________, 1998



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PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. NOTE: ALL FUNDS VOTE FOR
THE ELECTION OF TRUSTEES AND FOR ALL PROPOSALS EXCEPT PROPOSAL 3(G) WHICH APPLIES TO ALL NON-MONEY MARKET FUNDS (EXCEPT THE MICHIGAN MUNICIPAL BOND FUND), AND 4(C) WHICH APPLIES TO THE MICHIGAN MUNICIPAL BOND FUND ONLY.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219. PLEASE MARK, SIGN, DATE AND RETURN

THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.E~THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

           Please fold and detach card at perforation before mailing

                                                                                         FOR        WITHHOLD AUTHORITY
                                                                                         ALL     to vote for all nominees
                                                                                                      listed below.
1. Election of Trustees Robert D. Neary, Leigh Carter, John F. Durkott, Robert           [ ]              [ ]
   J. Farling, Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
   William Pullen

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, PRINT HIS NAME
ON THE LINE BELOW.

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                                                                                         FOR            AGAINST    ABSTAIN
2. To approve a change in each Fund's fundamental investment objective to make           [ ]              [ ]         [ ]
   such objective non-fundamental.

3. To approve changes to the following fundamental investment limitations of the Funds.

  (3a) limitation on underwriting activities;                                          FOR ALL       AGAINST ALL  ABSTAIN ALL
  (3b) limitation on real estate related transactions;                                EXCEPT AS
  (3c) limitation on investment in commodities;                                      MARKED BELOW
  (3d) limitation regarding industry concentration;                                      [ ]              [ ]         [ ]
  (3e) limitation on loans;
  (3f) limitation on borrowing and the issuance of senior securities; and
  (3g) For all non-money market funds (except the Michigan Municipal Bond Fund).
       limitation on issuer diversification

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE
SUB-PROPOSAL NUMBER ON THE LINE BELOW.

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4. To approve a change in the following fundamental investment policies and              FOR            AGAINST     ABSTAIN
   limitations of certain Funds to non-fundamental policies and limitations:             [ ]              [ ]         [ ]   4a.
   (4a) limitation on purchasing securities on margin                                    [ ]              [ ]         [ ]   4b.
                                                                                         [ ]              [ ]         [ ]   4c.
   (4b) limitation on writing or selling call options

   (4c) For The Michigan Municipal Bond Fund only. limitation regarding investments in securities of any one issuer applicable to the Michigan
        Municipal Bond Fund, which is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act")

5. To transact such other business as may properly come before the Special
   Meeting or any adjournment thereof for any affected funds